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                                                                    EXHIBIT 13.2
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Delta Galil Industries Ltd. (the "Company") on Form 20-F for the period ending December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies that to the best of my knowledge:

        1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: June 27, 2005


                   /s/ Yossi Hajaj
                   ------------------
                   Name:  Yossi Hajaj
                   Title: Chief Financial Officer